UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007
NNN Healthcare/Office REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200
Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The slide presentation attached hereto as Exhibit 99.1 will be presented by NNN Healthcare/Office REIT, Inc. at its 2007 Annual Meeting of Stockholders held on June 12, 2007 in Irvine, California.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 NNN Healthcare/Office REIT, Inc. 2007 Annual Meeting of Stockholders slide presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.
Date: June 12, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NNN Healthcare/Office REIT, Inc. 2007 Annual Meeting of Stockholders slide presentation

4